UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2021
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 1.01 Entry into a Material Definitive Agreement.
Securities Exchange Agreement

On September 7, 2021, Comstock Mining Inc. (the “Company” or “Comstock”) entered into and closed under a Securities Exchange Agreement (the “Securities Exchange Agreement”) with the shareholders of Plain Sight Innovations Corporation (“PSI”), in order to acquire 100% of the issued and outstanding equity of PSI, in exchange for 8,500,000 restricted shares of the Company’s common stock. Such shares are subject to transfer restrictions (the Lock-Up”), of which 28% will be released from the Lock-Up 180 days after closing, and the remaining 72% will be released in eight (8) equal installments of 9% every six months thereafter.

In connection with the transactions described above, the Company agreed to appoint a designee of one of the former shareholders of PSI, Triple Point Asset Management LLC (“TPAM”), to the Company’s board of directors and as Comstock’s president and chief financial officer, and agreed to appoint a designee of another one of the former shareholders of PSI, Global Catalytic Disruptor Fund LLC (“GCDF”), to serve as Comstock’s chief technology officer.

TPAM’s appointee is Kevin Kreisler, the beneficial owner and sole manager, executive officer and director of TPAM. GCDF’s appointee is David Winsness, the beneficial owner and sole manager, executive officer and director of GCDF.

Asset Purchase Agreement

On September 7, 2021, the Company also entered into and closed under an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Flux Photon Corporation (“Flux”), in order to acquire certain intellectual property and related photovoltaic and photocatalysis laboratory equipment (the “Assets”). The purchase price payable for the Assets is $18,000,000 payable in cash to Flux with 20% of the future monthly consolidated sales, less total variable costs, less operating expenses, maintenance, tax payments, and debt service payments of the Company and its now and hereafter-existing subsidiaries, until the purchase price of $18,000,000 has been fully paid. The Company assigned the Assets to its wholly-owned PSI subsidiary immediately after closing.

The foregoing descriptions of the Securities Exchange Agreement and the Asset Purchase Agreement, are qualified in their entirety by reference to such documents in their entirety attached to this Current Report on Form 8-K and filed herewith as Exhibits 10.1 and 10.2, respectively, and the Company’s press release related to such transactions, which exhibits are incorporated herein by reference.

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers; Departure of Directors or Certain Officers; Election of Directors

Kevin Kreisler

Effective September 7, 2021, the Company’s board of directors appointed Kevin Kreisler as Comstock’s President and Chief Financial Officer.

Mr. Kreisler, 48, has a diverse background in renewable fuels, hazardous waste, agriproducts, and intellectual property development, with deep expertise in building and scaling commercial production in regulated industries and extensive public finance and capital markets experience. From 2003 to 2021, Mr. Kreisler served as the managing director of Viridis Asset Management LLC, an investment company focused on the development of early-stage companies and technologies to accelerate globally meaningful decarbonization and other environmentally-friendly businesses. From 2005 to 2021, Mr. Kreisler also served as chief executive officer of GreenShift Corporation. Mr. Kreisler is a graduate of Rutgers University College of Engineering (B.S., Civil and Environmental Engineering, 1994), Rutgers University Graduate School of Management (M.B.A., 1995), and Rutgers University School of Law (J.D., 1997).

Mr. Kreisler is the beneficial owner and sole manager, executive officer and director of TPAM, which received 5,000,000 shares of the Company’s common stock in connection with the Company’s acquisition of PSI. Mr. Kreisler will be entitled to an annual salary of $250,000 and participation in the Company’s planned future profit sharing and equity performance plans.

David Winsness

Effective September 7, 2021, the Company’s board of directors appointed David Winsness as Comstock’s Chief Technology Officer.

Mr. Winsness, 53, has an extensive background in the invention and development of intellectual property for the extraction and recovery of high-value, repurposed materials from waste and byproduct streams. From 2018 to 2021, Mr. Winsness served as chief executive officer of PSI, and its predecessor, Flux Carbon LLC, where he led the development of a technology portfolio for cellulosic fuels and other clean technologies, focusing on advanced carbon-neutral fuels and alternatives to fossil fuels. From 2006 to 2018, Mr. Winsness was the chief technology officer of GreenShift Corporation, where he was instrumental in commercializing oil extraction technologies used by the U.S. corn ethanol industry. Mr. Winsness received a Bachelor of Science in Mechanical Engineering from Clemson University.

Mr. Winsness is the beneficial owner and sole manager, executive officer and director of GCDF, which received 2,000,000 shares of the Company’s common stock in connection with the Company’s acquisition of PSI. Mr. Winsness will be entitled to an annual salary of $250,000 and participation in the Company’s planned future profit sharing and equity performance plans.

William McCarthy

On September 3, 2021, the Company’s board of directors appointed William McCarthy as Comstock’s Chief Operating Officer.

Mr. McCarthy, 42, most recently served as the chief executive officer of MANA Corporation (“MANA”), a recently acquired wholly-owned subsidiary of Comstock. From 2017 to 2020, Mr. McCarthy was the principal of Normandy Road Partners, a boutique advisory firm focused on empowering scalable growth in emerging industries. From 2005 to 2016, Mr. McCarthy held roles of increasing responsibility at SVPGlobal, a global investment firm focused on distressed debt, special situations and private equity opportunities, most recently as Director of Risk Management. Mr. McCarthy received a B.A. in Economics from Tufts University.

Mr. McCarthy received 1,500,000 shares of the Company’s common stock in connection with the Company’s acquisition of MANA in July 2021. Mr. McCarthy will be entitled to an annual salary of $250,000 and participation in the Company’s planned future profit sharing and equity performance plans.

Rahul Bobbili

On September 3, 2021, the Company’s board of directors appointed Rahul Bobbili as Comstock’s Chief Engineering Officer.

Mr. Bobbili, 45, has nearly 20 years of experience in process design, patent licensing, equipment manufacturing, commissioning, project management and start-up. From 2006 to 2021, Mr. Bobbili served as the chief executive officer of Renewable Process Solutions, Inc., a recently acquired wholly-owned subsidiary of Comstock. Mr. Bobbili invented multiple chemical processes in the renewable industry and built twenty-one biofuel refineries in the last fourteen years. Mr. Bobbili has managed multiple industrial-scale projects from construction phases, commissioning, and operations. Mr. Bobbili received a B.S. in Production Engineering from Osmania University, India, a M.S. in Mechanical Engineering from Old Dominion University, Virginia, and an Executive Finance certification from Stanford University, California.

Mr. Bobbili received 1,000,000 shares of the Company’s common stock in connection with the Company’s acquisition of RPS in May 2021. Mr. Bobbili will be entitled to an annual salary of $250,000 and participation in the Company’s planned future profit sharing and equity performance plans.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Securities Exchange Agreement
10.2 Asset Purchase Agreement
99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: September 7, 2021	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer